Supplement dated June 22, 2021 to the Prospectus dated May 1, 2021 for the Pacific Admiral VUL & MVP VUL Admiral

flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company

This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Prospectus”). All information in the Prospectus dated May 1, 2021, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Policy Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

The Pacific Select Fund Hedged Equity Portfolio Class P will change the Investment Goal as follows:

FROM	TO
Seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.	Seeks to provide capital appreciation.

The Pacific Select Fund Hedged Equity Portfolio Class P will change the Portfolio Manager as follows:

FROM	TO
Pacific Life Fund Advisors LLC	J. P. Morgan Investment Management Inc.

Form No. 15-51854-00